                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 2005

                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       2-98277C                                          38-3262264
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

         On May 13, 2005 the Registrant issued a press release announcing its results for the quarter ending March 31, 2005 and that the Registrant had filed its 2005 First Quarter Report on Form 10Q with the U.S. Securities and Exchange Commission. A copy of the press release is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         Exhibit No.          Description of Exhibits
         -----------          ------------------------

         99.1                 Press release dated May 13, 2005 announcing the
                              Company's results for the quarter ending March 31, 2005 and that it had filed its 2005 First Quarter
                              Report on Form 10Q with the U.S. Securities and
                              Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPORTS RESORTS INTERNATIONAL, INC


Date:  May 13, 2005
                                            By:  /s/ Gregory T. Strzynski
                                                 ------------------------------
                                                   Gregory T. Strzynski
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

         Exhibit No.          Description of Exhibits
         -----------          ------------------------
         99.1                 Press release dated May 13, 2005 announcing the
                              Company's results for the quarter ending March 31,
                              2005 and that it had filed its 2005 First Quarter
                              Report on Form 10Q with the U.S. Securities and
                              Exchange Commission.